MERRILL LYNCH
UTILITY INCOME
FUND, INC.




FUND LOGO




Quarterly Report

May 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Utility Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH UTILITY INCOME FUND, INC.


DEAR SHAREHOLDER

There were some conflicting signals regarding the future direction of the US economy during the quarter ended May 31, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries (OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board kept monetary policy on hold, but comments by Chairman Alan Greenspan suggested that tightening may occur if there are increasing signs of economic overheating. Outside of the United States, signs of growth are less apparent in other major industrial economies. Although the crisis in Yugoslavia has raised serious geopolitical concerns, it was not a significant factor in the economic or investment outlook. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

In the US capital markets, long-term interest rates rose during the May quarter. Although the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. Although the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

Investment Environment
During the three-month period ended May 31, 1999, merger and acquisition activity--along with regulatory news from key states such as Texas--continued to dominate the outlook for the domestic electric utility sector. Furthermore, during the May quarter, the rise in long-term interest rates, as measured by the 30-year US Treasury bond, also had an impact on the performance of equities as well as utility bonds. In addition, domestic electric utility stocks in the Standard & Poor's Electric Index with yields higher than the average of 4.26% had much lower price appreciation than the domestic electric utility stocks that yielded below the average. Valuation levels have modestly improved for the sector from the recent bottom in terms of price/earnings multiples, but the group still offers attractive relative valuation, in our view.

Although Merrill Lynch Utility Income Fund, Inc.'s current holdings are almost all domestic utility companies, we may seek to increase non-US investments as a result of recent merger and acquisition activity (the Fund may invest up to 20% of its assets in foreign companies). Historically, we have concentrated on the domestic electric equity sector because of its above-market average yields. This is in keeping with the Fund's investment objective of generating high current income. There have been a number of cross-border transactions announced that may impact the Fund's holdings.

For example, Scottish Power PLC is in the process of acquiring US-based PacifiCorp., a Fund holding. PacifiCorp., with its above-average dividend yield, has been underperforming its allowed regulated rates of return and has significant upside potential. In our view, Scottish Power is a well-run utility company that is very shareholder focused. We believe the acquisition of PacifiCorp. by Scottish Power should be positive for bottom-line company results as well as shareholder returns.

In another transaction involving a UK company, the shareholders of New England Electric System (also a Fund holding) approved National Grid Group PLC's merger proposition in early May. New England Electric expects to benefit from the operating expertise of National Grid as the US electric markets become more competitive. In both the PacifiCorp. and New England Electric transactions, further regulatory approvals are needed, making the exact timing of closing unknown. Moreover, the two acquirers are well-managed highly successful companies that are shareholder focused.



Merrill Lynch Utility Income Fund, Inc.
May 31, 1999



This consolidation trend in the industry across states and borders will play an important role in the future of the domestic electric utility sector. As we have discussed in many previous letters to shareholders, competition is increasing and regulatory scrutiny is lessening. We believe that managements must prepare themselves for the new operating environment. This realization appears to be turning into reality as companies exit the regulated generation business by selling production assets to others, and as merger and acquisition activity gets completed.

Portfolio Matters
For the three-month period ended May 31, 1999, total returns for Merrill Lynch Utility Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +5.70%, +5.50%, +5.50% and +5.72%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 3 and 4 of this report to shareholders.)

During the May quarter, we maintained our weighting in utility bonds because of their above-average yields. Furthermore, the bonds are diversified across the various utility sectors, which helps to reduce sector-specific risk. The bonds came under pressure as a result of rising long-term interest rates. The Fund's equity holdings remained fairly steady, with most of our investments in the domestic electric sector with current yields that are at or above average levels. We have continued to focus our investment strategy on holdings that offer an attractive level of current income.

In late March, Fund holdings Northern States Power Company and New Century Energies announced their intention to merge. Northern States Power, based in Minneapolis, is an electric provider to customers in Minnesota, Wisconsin, North Dakota, South Dakota and Michigan. The company also distributes natural gas in Minnesota, Wisconsin, North Dakota and Michigan. New Century Energies is also a generator and distributor of electricity and natural gas. The company offers electricity to customers in Colorado, Wyoming, Texas, New Mexico and Oklahoma. Natural gas is sold to customers in Kansas, Colorado and Wyoming. As with virtually all transactions announced between electric companies, it is expected that this one will take from 12 months to 18 months to close. We viewed this as an attractive transaction and added to our holdings in New Century Energies.

We also eliminated one position during the May quarter, Conectiv, Inc. The company reduced its dividend by 43% in order to enter related businesses with higher growth.

In Conclusion
We thank you for your interest in Merrill Lynch Utility Income Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Walter D. Rogers)
Walter D. Rogers
Senior Vice President and Portfolio Manager



June 29, 1999




Merrill Lynch Utility Income Fund, Inc.
May 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                             12 Month     3 Month    Since Inception
                                                             % Change     % Change     Total Return
ML Utility Income Fund, Inc. Class A Shares                   +9.05%       +5.70%         +55.03%
ML Utility Income Fund, Inc. Class B Shares                   +8.32        +5.50          +48.60
ML Utility Income Fund, Inc. Class C Shares                   +8.20        +5.50          +73.15
ML Utility Income Fund, Inc. Class D Shares                   +8.86        +5.72          +78.12


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception periods are Class A & Class B Shares, from 10/29/93 to 5/31/99 and Class C & Class D Shares, from 10/21/94 to 5/31/99.


Merrill Lynch Utility Income Fund, Inc.
May 31, 1999


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        - 2.88%         -6.76%
Five Years Ended 3/31/99                  +10.15          +9.26
Inception (10/29/93)
through 3/31/99                           + 7.00          +6.20

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                         -3.61%         -7.21%
Five Years Ended 3/31/99                   +9.31          +9.31
Inception (10/29/93)
through 3/31/99                            +6.20          +6.20

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/99                        - 3.69%        - 4.59%
Inception (10/21/94)
through 3/31/99                           +11.38         +11.38

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        - 3.11%        - 6.99%
Inception (10/21/94)
through 3/31/99                           +12.07         +11.04

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PORTFOLIO INFORMATION


As of May 31, 1999

                                                       Percent of
Ten Largest Holdings                                   Net Assets

Williams Companies Inc., 6.625% due
 11/15/2004                                                3.4%
New England Electric System                                3.4
MCI WorldCom Inc., 7.75% due 4/01/2007                     3.4
GTE Corp., 6.36% due 4/15/2006                             3.2
US West Capital Funding Inc., 6.375% due
 7/15/2008                                                 3.1
Consumers Energy, 6.375% due 2/01/2008                     3.1
Eastern Utilities Associates                               3.0
Ameren Corporation                                         2.9
Allegheny Energy, Inc.                                     2.8
FirstEnergy Corp.                                          2.7



Stock Portfolio Changes for the Quarter
Ended May 31, 1999


Deletion

Conectiv, Inc.



Merrill Lynch Utility Income Fund, Inc.
May 31, 1999


SCHEDULE OF INVESTMENTS
                           Shares                                                                                   Percent of
Industries                  Held                         Stocks                             Cost          Value     Net Assets
Utilities--Electric        49,000  Allegheny Energy, Inc.                               $ 1,231,050      $ 1,708,875    2.8%
                           43,600  Ameren Corporation                                     1,782,353        1,784,875    2.9
                           24,600  American Electric Power Company, Inc.                    892,569        1,067,025    1.7
                           36,000  Central & South West Corporation                         988,020          927,000    1.5
                           11,000  Cinergy Corp.                                            284,857          375,375    0.6
                           29,100  Consolidated Edison, Inc.                                980,888        1,413,169    2.3
                           47,000  Constellation Energy Group                             1,286,708        1,465,813    2.4
                           31,400  DTE Energy Company                                       984,627        1,367,863    2.2
                           36,800  Dominion Resources, Inc.                               1,737,197        1,589,300    2.6
                           65,000  Eastern Utilities Associates                           1,671,525        1,876,875    3.0
                           52,900  FirstEnergy Corp.                                      1,280,193        1,682,881    2.7
                           34,000  Florida Progress Corporation                           1,105,601        1,425,875    2.3
                           27,500  GPU, Inc.                                                767,170        1,197,969    1.9
                           52,000  Nevada Power Company                                   1,249,626        1,306,500    2.1
                           30,000  New Century Energies, Inc.                               986,106        1,213,125    2.0
                           42,500  New England Electric System                            1,588,405        2,127,656    3.4
                           56,600  Northern States Power Company                          1,443,838        1,475,137    2.4
                           70,800  PacifiCorp.                                            1,375,936        1,287,675    2.1
                           54,500  Potomac Electric Power Company                         1,408,427        1,682,687    2.7
                           29,400  Public Service Enterprise Group Incorporated             947,445        1,232,962    2.0
                           35,000  Puget Sound Energy, Inc.                                 995,169          912,187    1.5
                           45,300  Reliant Energy, Inc.                                   1,274,853        1,381,650    2.2
                           50,000  Rochester Gas and Electric Corporation                 1,571,501        1,396,875    2.2
                           43,400  The Southern Company                                     923,825        1,231,475    2.0
                           21,000  TXU                                                      715,885          945,000    1.5
                           32,600  Unicom Corporation                                       954,082        1,379,387    2.2
                           20,000  WPS Resources Corporation                                673,700          640,000    1.0
                           30,000  Western Resources, Inc.                                  976,800          871,875    1.4
                                                                                        -----------      -----------  ------
                                                                                         32,078,356       36,967,086   59.6


Utilities--Gas             40,300  AGL Resources Inc.                                       741,707          760,663    1.2
                           44,000  KeySpan Energy                                         1,344,960        1,188,000    1.9
                           10,000  New Jersey Resources Corporation                         282,913          377,500    0.6
                           48,000  Sempra Energy                                          1,165,493        1,032,000    1.7
                                                                                        -----------      -----------  ------
                                                                                          3,535,073        3,358,163    5.4


Utilities--Water            9,400  E'Town Corporation                                       379,991          402,438    0.7
                           20,500  United Water Resources Inc.                              380,330          445,875    0.7
                                                                                        -----------      -----------  ------
                                                                                            760,321          848,313    1.4


                                   Total Stocks                                          36,373,750       41,173,562   66.4


                            Face
                           Amount               Corporate Bonds

Industrial--Energy     $2,150,000  Williams Companies Inc., 6.625% due 11/15/2004         2,214,995        2,130,908    3.4


Telecommunications      2,000,000  GTE Corp., 6.36% due 4/15/2006                         2,113,280        1,948,680    3.2
                        2,000,000  MCI WorldCom Inc., 7.75% due 4/01/2007                 2,268,560        2,125,800    3.4
                        1,000,000  Southwestern Bell Corp., 7% due 7/01/2015              1,034,480        1,010,900    1.6
                        2,000,000  US West Capital Funding Inc., 6.375% due 7/15/2008     2,135,760        1,922,540    3.1
                        1,000,000  United Telephone of Florida, 6.875% due 7/15/2013      1,019,950          995,720    1.6
                                                                                        -----------      -----------  ------
                                                                                          8,572,030        8,003,640   12.9


Merrill Lynch Utility Income Fund, Inc.
May 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                          Face                                                                                      Percent of
Industries               Amount                  Corporate Bonds                            Cost          Value     Net Assets
Utilities--Electric    $1,000,000  Alabama Power Co., 5.375% due 10/01/2008             $   985,660      $   920,700    1.5%
                        2,000,000  Consumers Energy, 6.375% due 2/01/2008                 2,035,100        1,922,038    3.1
                        1,000,000  Public Service Company of Colorado, 6.375% due
                                   11/01/2005                                               991,300          985,050    1.6
                                                                                        -----------      -----------  ------
                                                                                          4,012,060        3,827,788    6.2

Utilities--Gas          1,500,000  ENSERCH Corporation, 6.375% due 2/01/2004              1,491,030        1,484,025    2.4
                        1,000,000  El Paso Natural Gas, 7.75% due 1/15/2002               1,090,950        1,033,040    1.7
                        1,000,000  KN Energy, Inc., 6.65% due 3/01/2005                   1,019,850          996,190    1.6
                                                                                        -----------      -----------  ------
                                                                                          3,601,830        3,513,255    5.7

                                   Total Corporate Bonds                                 18,400,915       17,475,591   28.2


                                            Short-Term Securities

Commercial Paper*         887,000  General Electric Capital Corp., 4.93% due
                                   6/01/1999                                                886,636          886,636    1.4
                        1,216,000  Metropolitan Life Insurance Company, 4.83%
                                   due 6/11/1999                                          1,213,879        1,213,879    2.0

US Government           1,000,000  Federal Home Loan Mortgage Corporation,
Agency Obligations*                4.72% due 6/10/1999                                      998,427          998,427    1.6

                                   Total Short-Term Securities                            3,098,942        3,098,942    5.0

Total Investments                                                                       $57,873,607       61,748,095   99.6
                                                                                        ===========
Other Assets Less Liabilities                                                                                249,673    0.4
                                                                                                         -----------  ------
Net Assets                                                                                               $61,997,768  100.0%
                                                                                                         ===========  ======

Net Asset Value:  Class A--Based on net assets of $3,527,462 and 316,570 shares
                           outstanding                                                                   $     11.14
                                                                                                         ===========
                  Class B--Based on net assets of $47,728,627 and 4,284,427 shares
                           outstanding                                                                   $     11.14
                                                                                                         ===========
                  Class C--Based on net assets of $6,038,907 and 543,188 shares
                           outstanding                                                                   $     11.12
                                                                                                         ===========
                  Class D--Based on net assets of $4,702,772 and 421,204 shares
                           outstanding                                                                   $     11.17
                                                                                                         ===========

*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.


Merrill Lynch Utility Income Fund, Inc.
May 31, 1999


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Walter D. Rogers, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863